Exhibit 99.1

KARTOON STUDIOS DELIVERS FIFTH CONSECUTIVE QUARTER OF REVENUE GROWTH; Q2 REVENUE SURGES 23% YEAR-OVER-YEAR, INCLUDING STRONG STREAMING PERFORMANCE AND OPERATIONAL EFFICIENCY

G&A Expenses Fall Double Digits as Company

Moves Toward Profitability in 2025

Kartoon Channel Streaming Service is Top

Rated Children’s Streaming App in Apple App

Store; FAST Views Jump 221% Year-Over-Year

Kartoon Channel SVOD Grows for 7th

Consecutive Month; Wins Amazon Operational

Excellence Award

Mainframe Studios Revenue Climbs 44%

Year-Over-Year

First Showing of ‘Hundred Acre Wood/Winnie

& Friends’ Set for December 24, 2025

BEVERLY HILLS, CA – August 14, 2025 – Kartoon Studios (NYSE American: TOON) today reported its fifth consecutive quarter of revenue growth, with Q2 revenue up 23% year-over-year, streaming viewership soaring triple digits, and double-digit cost reductions continue to move the Company towards profitability by year-end 2025.

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Q2 2025 Financial Highlights:

•	Total Revenue: $10.3M, up 8.2% sequentially and 22.6% YoY, driving robust top-line growth
•	Production Services Revenue: +12% sequential, +44.4% YoY, fueled by expanded client demand
•	Operating Loss: narrowed 31% YoY, reflecting enhanced operational efficiency
•	G&A Expenses: down 10.1% YoY, showcasing disciplined cost control across the Company

Andy Heyward, Chairman and CEO, stated, “Kartoon Studios’ fifth consecutive quarter of revenue growth underscores the strength and scalability of our business model. Our operational discipline, expanding global footprint, and robust content pipeline are driving margin improvement and accelerating our path to sustained profitability. The impact of our gifted CFO, Brian Parisi, on implementing disciplined financial strategies to harness our assets cannot be overstated. We are executing on our strategy and delivering consistent, profitable improvements. These results underscore our growth trajectory, operational efficiency, and path toward profitability in 2025.”

Kartoon Channel!: #1 Rated Kids’ Streaming App; Viewership Expands

•	Kartoon Channel! remains the #1 rated kids’ streaming app in the Apple App Store, ahead of YouTube Kids, Netflix, and Disney+. Users have responded to the array of hit shows and movies, the highly curated safety of the channel, and the user experience.

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Kartoon Channel Performance Highlights:

•	FAST views grew 45% quarter-over-quarter and 221% year-over-year, driving significant audience expansion
•	Tubi watch hours increased 50% year-over-year, expanding engagement
•	Kartoon Channel app views climbed 26% quarter-over-quarter, boosting digital footprint and user retention
•	SVOD subscriptions increased for the seventh consecutive month through July 2025, highlighting strong subscription momentum
•	Kartoon Studios earned the Amazon Operational Excellence Award, validating its performance on Prime Video

Together, Frederator and the broader Toon Media Networks strengthen Kartoon Studios’ position as a leading global kids and family entertainment powerhouse, driving diversified revenue streams and maximizing audience engagement across multiple platforms.

•	Kartoon Channel’s Hit library now includes Super Mario Bros.™, PAC-MAN and the Ghostly Adventures, Roblox Rumble, and originals like Shaq’s Garage, and Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger.

IP Pipeline: Major Launches Set for 2nd Half 2025

•	Hundred Acre Woods’ Winnie and Friends: Executive produced by Linda Woolverton (The Lion King, Beauty and the Beast, Maleficent, Alice in Wonderland) and visual designer John Rivoli (Harry Potter, Batman, Wicked, SpongeBob). Sneak Peek of Christmas special coming December 24, 2025, commemorating 100-year anniversary of first publication of A.A. Milne’s Winnie-the-Pooh, as Company celebrates original yarn-like look.

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•	Stan Lee’s The Excelsiors: Overseen by Michael Uslan (Batman), co-written by Aaron Waltke (Star Trek: Prodigy); debuting as a graphic novel in Q4 2025, and in development for TV and audio.

Mainframe Studios: Revenue Surges 44% Year-Over-Year

•	Revenue growth fueled by robust demand from top-tier global partners, including Netflix, Mattel, Disney, PBS, Sony Kids, and Spin Master
•	Over 90% of 2025 projected revenue secured under contract, with production agreements extending through 2026 and 2027, ensuring strong forward visibility

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Current slate features marquee titles such as SuperKitties (Disney Channel), Unicorn Academy (Netflix), Phoebe & Jay (PBS), Barbie (Mattel/Netflix), and It’s Andrew (ABC Australia, CBC Canada)

Brian Parisi, CFO, commented, “Q2 marks our fifth straight quarter of revenue growth, a record for the Company, underpinned by disciplined cost controls and zero long-term debt. Revenue rose 8% sequentially and 23% year-over-year, G&A expenses fell 10% year-over-year, and operating loss improved by 31% year-over-year. In essence, the business has rebounded, and we have an efficient cost structure to support profitable growth.”

“We remain focused on opportunities to drive long-term shareholder value, as demonstrated by our recent share repurchase activity. Additionally, members of both management and the Board have purchased shares in the open market, which we believe reflects our strong confidence in the Company’s strategic direction and business outlook.”

Q2 2025 Financial Summary:

•	Revenue: $10.3 million
•	Current Assets: $25.5 million
•	Stockholders’ Equity: $29.7 million
•	No Long-Term Debt

Full financial results are available in Kartoon Studios’ Form 10-Q filed with the SEC and on the Company’s website.

Profitability in Sight: Outlook

“With our rapidly expanding production capabilities at Mainframe Studios, a newly strengthened banking partnership with National Bank of Canada, and multiple franchise launches scheduled for 2025 that we believe have high potential, Kartoon Studios is confidently advancing toward profitability by year-end. We are broadening monetization across licensing, streaming, advertising, and digital platforms, all while delivering children’s content with strong global relevance. The foundational work laid years ago is now coming to fruition, and we are truly excited about the momentum building across the Company,” concluded Parisi.

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About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global leader in children’s and family entertainment, delivering premium content and high-value intellectual property to millions of viewers worldwide. The Company’s portfolio features globally recognized brands including Stan Lee’s Superhero Kindergarten, Shaq’s Garage, Rainbow Rangers, and Llama Llama. Kartoon Studios holds a controlling interest in Stan Lee Universe and operates Mainframe Studios—one of North America’s largest animation producers—with more than 22,000 minutes of award-winning programming delivered.

Through its Toon Media Networks division including Kartoon Channel!, Ameba, Kartoon Channel Worldwide and Frederator, Kartoon Studios reaches audiences across linear television, AVOD, SVOD, FAST channels, and top streaming platforms. Kartoon Channel! is consistently rated the #1 kids’ streaming app on the Apple App Store. With a global distribution footprint in over 60 territories, and a robust content pipeline, Kartoon Studios is positioned for sustained growth and long-term shareholder value.

For more information, visit www.kartoonstudios.com

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Forward-Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding: the Company's path and progress toward profitability in 2025; the showing of "Hundred Acre Wood/Winnie & Friends" content as scheduled for December 24, 2025; the strength and scalability of the Company's business model; the Company's operational discipline, expanding global footprint, and robust content pipeline driving margin improvement and accelerating its path to sustained profitability; the Company's ability to implement disciplines to harness assets; the Company's success in executing on its strategy and delivering consistent, improvements; the Company’s growth trajectory, operational efficiency, and path toward profitability in 2025; Kartoon Channel! remaining the #1 rated kids’ streaming app in the Apple App Store; Frederator and the broader Toon Media Networks strengthening Kartoon Studios’ position as a leading global kids and family entertainment powerhouse, driving diversified revenue streams and maximizing audience; launching Stan Lee’s The Excelsiors: Overseen as a graphic novel in Q4 2025, and in development for TV and audio; having an efficient cost structure to support profitable growth;; the Company's focus on opportunities to drive long-term shareholder value; the Company’s strategic direction and business outlook and the views of the Company's management and Board thereon; the growth of the Company's production unit, in general, and Mainframe Studios, in particular; the potential of the Company's forthcoming franchises; the Company's ability to expand monetization across licensing, streaming, advertising, and digital platforms, and to produce children’s entertainment that is globally relevant and the foundational work laid years ago now coming to fruition. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, the Company’s ability to sustain growth and profitability in 2025; the Company’s ability to expand its brand globally in 2025 and beyond; the ability of the Company to achieve profitability in 2025; the successful release of the Company’s Winnie-the-Pooh films and series; the successful production and release of the Company’s animated Christmas movie set to premiere December 24, 2025; the Company’s ability to obtain additional financing on acceptable terms, if at all; fluctuations in the results of the Company’s operations from period to period; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third-parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT:

ir@kartoonstudios.com

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